FORM OF

AMENDED AND RESTATED

BYLAWS

OF

INTRAWEST RESORTS HOLDINGS, INC.

A Delaware Corporation

Effective [  ], 2014

i

ii

iii

Section 10.4	Stockholders’ Meeting	61
Section 10.5	Emergency Corporate Headquarters	61
Section 10.6	Limitation of Liability	61
Section 10.7	Amendments; Repeal	61

ARTICLE XI

DEFINITIONS

Section 11.1	Defined terms	62

iv

BYLAWS

OF

INTRAWEST RESORTS HOLDINGS, INC.

(hereinafter called the “Corporation”)

Adopted by the Board of Directors of Intrawest Resorts Holdings, Inc. on [  ], 2014, as amended and restated by the Board of Directors of the Corporation effective as of [  ], 2014 (as amended and restated, the “Bylaws”).

ARTICLE I

OFFICES

Section 1.1  Registered Office. The registered office of the Corporation shall be in the City of Wilmington, New Castle County, State of Delaware.

Section 1.2  Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 2.1  Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or outside the State of Delaware, as shall be designated from time to time by the Board of Directors. The Board of Directors may, in its discretion, determine that a meeting of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication in the manner authorized by the General Corporation Law of the State of Delaware (the “DGCL”).

 Section 2.2  Annual Meetings. The Annual Meeting of Stockholders for the election of directors shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. Any other proper business may be transacted at the Annual Meeting of Stockholders.

Section 2.3  Special Meetings. Unless otherwise required by law or by the certificate of incorporation of the Corporation, as amended and/or restated from time to time (the “Certificate of Incorporation”), Special Meetings of Stockholders, for any purpose or purposes, may be called at any time by either (i) the Chairman of the Board of Directors, if there be one, or (ii) the Chief Executive Officer, if there be one, and shall be called by any such officer at the request in writing of (i) the Board of Directors, (ii) a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers include the authority to call such meetings or (iii) at any time the Fortress Stockholders, collectively, beneficially own at least twenty percent (20%) of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote, any stockholders that collectively beneficially own at least twenty percent (20%) of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. If at any time the Fortress Stockholders do not, collectively, beneficially own at least twenty percent (20%) of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote, then the ability of the stockholders to call or cause a Special Meeting of Stockholders to be called is hereby specifically denied. At a Special Meeting of Stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto).

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 Section 2.4  Notice. Except as otherwise provided by law, these Bylaws or the Certificate of Incorporation, whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given in accordance with Section 6.1 hereof, which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and, in the case of a Special Meeting of Stockholders, the purpose or purposes for which the meeting is called. Unless otherwise required by law, written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to notice of and to vote at such meeting, except that, where any other minimum or maximum notice period for any action to be taken at such meeting is required under the DGCL, then such other minimum or maximum notice period shall control.

Section 2.5  Adjournments. Any meeting of the stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which stockholders and proxyholder may be deemed to be present in person and vote at such adjourned meeting thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of Section 2.4 hereof shall be given to each stockholder of record entitled to notice of and to vote at the meeting.

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Section 2.6  Waiver of Notice. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting has not been lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice or waive notice by electronic transmission, in person or by proxy. To the extent permitted by law, a stockholder’s attendance at a meeting, in person or by proxy, waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter when it is presented. Any stockholder so waiving notice of a meeting shall be bound by the proceedings of such meeting in all respects as if due notice thereof had been given.

Section 2.7  Quorum. Unless otherwise required by applicable law or the Certificate of Incorporation, the holders of a majority of the Corporation’s capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. Where a separate vote by one or more series or classes is required, a majority in voting power of the outstanding shares of such one or more series or classes present in person or by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 2.5 hereof, until a quorum shall be present or represented.

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Section 2.8  Organization. Such person as the Chairman of the Board may have designated or, in the absence of such person, such person as the Board of Directors may have designated or, in the absence of such person, the Chief Executive Officer, or in his or her absence, such person as may be chosen by the holders of a majority of the Corporation’s shares of capital stock issued and outstanding and entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

Section 2.9  Voting. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws or permitted by the rules of any stock exchange on which the Corporation’s shares are listed and traded, any question brought before any meeting of the stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the total number of votes of the Corporation’s capital stock present or represented at the meeting and entitled to vote on such question, voting as a single class. Unless otherwise provided in the Certificate of Incorporation, and subject to Section 2.13 of this Article II, each stockholder present or represented at a meeting of the stockholders shall be entitled to cast one (1) vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy as provided in Section 2.10 of this Article II. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of the stockholders, in such officer’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

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Section 2.10  Proxies. Each stockholder entitled to vote at a meeting of the stockholders, or to express consent or dissent to corporate action in writing without a meeting, may authorize another person or persons to act for such stockholder as proxy, but no such proxy shall be voted upon after three years from its date, unless such proxy provides for a longer period. Any proxy to be used at a meeting of stockholders must be filed with the Secretary or his or her representative at or before the time of the meeting. Except as otherwise limited therein, proxies shall entitle the persons authorized thereby with respect to a meeting of stockholders to vote at any adjournment of such meeting but shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by one of them if the person signing appears to be acting on behalf of all the co-owners unless prior to exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them. Subject to the provisions of Section 212 of the DGCL and to any express limitation on the proxy’s authority provided in the appointment form, the Corporation is entitled to accept the proxy’s vote or other action as that of the stockholder making the appointment. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, the following shall constitute a valid means by which a stockholder may grant such authority:

(i)  A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

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(ii)  A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that such transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other means of electronic transmission are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information on which they relied.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing, telegram, cablegram or transmission for any and all purposes for which the original writing, telegram or cablegram could be used; provided, however, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 2.11  Consent of Stockholders in Lieu of Meeting. Any action required or permitted to be taken by the stockholders of the Corporation at any meeting of stockholders may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the stockholders entitled to vote with respect to the subject matter thereof, provided, however, that at any time the Fortress Stockholders, collectively, beneficially own at least twenty percent (20%) of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote, any action required or permitted to be taken by the stockholders of the Corporation at any meeting of stockholders may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by stockholders holding at least a majority of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote with respect to the subject matter thereof.

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Section 2.12  List of Stockholders Entitled to Vote. In accordance with Section 219 of the DGCL, the officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make available, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder; provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting either (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

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Section 2.13  Record Date.

(a)  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the day immediately preceding the day on which notice is given, or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In such case, the Board of Directors shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this clause (a) at the adjourned meeting.

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(b)  In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)  Any stockholder’s notice requesting the setting of a record date pursuant to clause (b) of this Section 2.13 shall be valid and effective only if received by the Secretary at the principal executive offices of the Corporation and only if it contains the information set forth in Section 2.19 (and, if such notice relates to the nomination of any person for election or re-election as a director of the Corporation, the questionnaire, representation and agreement required by Section 2.19 must also be delivered with and at the same time as such notice). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation. In addition, a stockholder requesting a record date for proposed stockholder action by consent shall promptly provide any other information reasonably requested by the Corporation.

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Section 2.14  Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 2.12 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of the stockholders.

Section 2.15  Meetings by Remote Communications. Unless otherwise provided in the Certificate of Incorporation, if authorized by the Board of Directors, any annual or special meeting of stockholders, whether such meeting is to be held at a designated place or by means of remote communication, may be conducted in whole or in part by means of remote communication. If authorized by the Board of Directors, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communications: (a) participate in such meeting of stockholders; and (b) be deemed present in person and vote at such meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that: (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

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Section 2.16  Conduct of Meetings.

(a)  The Board of Directors may adopt by resolution such rules and regulations for the conduct of any meeting of the stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants.

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(b)  The chairman of any meeting of stockholders shall have the power and duty to determine all matters relating to the conduct of the meeting, including determining whether any nomination or item of business has been properly brought before the meeting in accordance with these Bylaws (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made, solicited (or is part of a group that solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by Section 2.19), and if the chairman should so determine and declare that any nomination or item of business has not been properly brought before a meeting of stockholders, then such business shall not be transacted or considered at such meeting and such nomination shall be disregarded. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 2.17  Inspectors of Election. In advance of any meeting of the stockholders, the Board of Directors, by resolution, the Chairman or the Chief Executive Officer shall appoint one or more inspectors to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of the stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by applicable law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before assuming the duties of inspector, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by applicable law.

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Section 2.18  Nature of Business at Meetings of Stockholders. Only such business (other than nominations for election to the Board of Directors, which must comply with the provisions of Section 2.19 of this Article II) may be transacted at an Annual Meeting as is either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the Annual Meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (iii) otherwise properly brought before the Annual Meeting by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.18 and on the record date for the determination of stockholders entitled to notice of and to vote at such Annual Meeting and (B) who complies with the notice procedures set forth in this Section 2.18. This Section shall be the exclusive means for a stockholder to make business proposals before a special meeting of stockholders (other than matters properly bought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Corporation’s notice of meeting). Subject to Rule 14a-8 under the Exchange Act, nothing in these Bylaws shall be construed to permit any stockholder, or give any stockholder the right, to include or have disseminated or described in the Corporation’s proxy statement any business proposal.

In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

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To be timely, a stockholder’s notice to the Secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that no annual meeting was held in the previous year, or the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not earlier than the opening of business one hundred twenty (120) days before the date of such annual meeting, and not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an Annual Meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

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To be in proper written form, a stockholder’s notice to the Secretary must set forth the following information: (i) as to each matter such stockholder proposes to bring before the Annual Meeting, (A) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting; and (B) the text of the proposal to be voted on by stockholders (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment); and (ii) as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made, (A) the name and address of such person; (B)(I) the class or series and number of all shares of capital stock of the Corporation that are Beneficially Owned or of record by such person and any affiliates or associates of such person, (II) the name of each nominee holder of shares of all capital stock of the Corporation Beneficially Owned but not of record by such person or any affiliates or associates of such person, and the number of such shares of capital stock of the Corporation held by each such nominee holder, (III) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to shares of capital stock of the Corporation and (IV) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of capital stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to capital stock of the Corporation; (C) a description of all agreements, arrangements, or understandings (whether written or oral) between or among such person, or any affiliates or associates of such person, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such person or any affiliates or associates of such person, in such business, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person; (D) a representation that the stockholder giving notice intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting; and (E) any other information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such person with respect to the proposed business to be brought by such person before the Annual Meeting pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. In addition, the stockholder making such proposal shall promptly provide any other information reasonably requested by the Corporation.

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A stockholder providing notice of business proposed to be brought before an Annual Meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.18 shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the Annual Meeting and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of the Annual Meeting.

No business shall be conducted at the Annual Meeting of Stockholders except business brought before the Annual Meeting in accordance with the procedures set forth in this Section 2.18; provided, however, that, once business has been properly brought before the Annual Meeting in accordance with such procedures, nothing in this Section 2.18 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an Annual Meeting determines that business was not properly brought before the Annual Meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

Nothing contained in this Section 2.18 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act (or any successor provision of law).

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Section 2.19  Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Certificate of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances and except as otherwise provided under the Stockholders Agreement (as defined in Section 11.1). Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors, (i) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (ii) by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.19 and on the record date for the determination of stockholders entitled to notice of and to vote at such Annual Meeting or Special Meeting and (B) who complies with the notice procedures set forth in this Section 2.19. This Section shall be the exclusive means for a stockholder to make nominations before a special meeting of stockholders (other than matters properly bought under Rule 14a-8 under the Exchange Act and included in the Corporation’s notice of meeting). Subject to Rule 14a-8 under the Exchange Act, nothing in these Bylaws shall be construed to permit any stockholder, or give any stockholder the right, to include or have disseminated or described in the Corporation’s proxy statement any nomination of director or directors.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

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To be timely, a stockholder’s notice to the Secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation (i) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that no annual meeting was held in the previous years, or the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not earlier than the opening of business one hundred twenty (120) days before the date of the annual meeting, and not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (ii) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Special Meeting was mailed or public disclosure of the date of the Special Meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an Annual Meeting or a Special Meeting called for the purpose of electing directors, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. In the event that the number of directors to be elected to the Board of Directors at an annual meeting of stockholders is increased and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the date of the Corporation’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders, a stockholder’s notice required by this Section 2.19 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

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To be in proper written form, a stockholder’s notice to the Secretary must set forth the following information: (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C)(I) the class or series and number of all shares of capital stock of the Corporation that are Beneficially Owned or of record by such person and any affiliates or associates of such person, (II) the name of each nominee holder of shares of all capital stock of the Corporation Beneficially Owned but not of record by such person or any affiliates or associates of such person, and the number of such shares of capital stock of the Corporation held by each such nominee holder, (III) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to shares of capital stock of the Corporation and (IV) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of capital stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to capital stock of the Corporation; and (D) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination is being made, (A) the name and record address of such person; (B)(I) the class or series and number of all shares of capital stock of the Corporation that are Beneficially Owned or of record by such person and any affiliates or associates of such person, (II) the name of each nominee holder of shares of the Corporation Beneficially Owned but not of record by such person or any affiliates or associates of such person, and the number of shares of capital stock of the Corporation held by each such nominee holder, (III) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to shares of capital stock of the Corporation and (IV) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of capital stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to capital stock of the Corporation; (C) a description of all agreements, arrangements, or understandings (whether written or oral) between such person, or any affiliates or associates of such person, and any proposed nominee or any other person or persons (including their names) pursuant to which the nomination(s) are being made by such person, and any material interest of such person, or any affiliates or associates of such person, in such nomination, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person; (D) a representation that the stockholder giving notice intends to appear in person or by proxy at the Annual Meeting or Special Meeting to nominate the persons named in its notice; and (E) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

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A stockholder providing notice of any nomination proposed to be made at an Annual Meeting or Special Meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.19 shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the Annual Meeting or Special Meeting, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of such Annual Meeting or Special Meeting.

To be eligible to be a nominee for election or re-election by the stockholders as a director of the Corporation or to serve as a Director of the Corporation, a person must deliver (not later than the deadline prescribed in the foregoing) to the Secretary a written questionnaire with respect to the background and qualification of such person and, if applicable, the background of any other person on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person: (i) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person as to how such person, if elected as a director, will act or vote on any issue or question that has not been disclosed in such questionnaire; (ii) is not and will not become a party to any agreement, arrangement or understanding with any person other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed in such questionnaire; and (iii) in such person’s individual capacity and on behalf of any person on whose behalf the nomination is being made, would be in compliance, if elected as a director, and will comply with, applicable law and all conflict of interest, confidentiality and other policies and guidelines of the Corporation (including the Corporation’s Corporate Governance Guidelines) applicable to directors generally and publicly available (whether on the Corporation’s website or otherwise) as of the date of such representation and agreement.

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No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.19. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

Section 2.20  Requirement to Appear. Notwithstanding anything to the contrary contained in Section 2.18 and Section 2.19, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or item of business, such proposed business shall not be transacted and such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

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ARTICLE III

DIRECTORS

Section 3.1  Number and Election of Directors. The Board of Directors shall consist of not less than three (3) nor more than eleven (11) members, the exact number of which shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors. The directors shall be divided into three (3) classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of the entire Board of Directors. The term of the initial Class I directors assigned at the time of the filing of the Certificate of Incorporation shall terminate on the date of the annual meeting of stockholders held in 2014; the term of the initial Class II directors assigned at the time of the filing of the Certificate of Incorporation shall terminate on the date of the annual meeting of stockholders held in 2015; and the term of the initial Class III directors assigned at the time of the filing of the Certificate of Incorporation shall terminate on the date of the annual meeting of stockholders held in 2016 or, in each case, upon such director’s earlier death, resignation or removal. At each succeeding annual meeting of stockholders beginning in 2014, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term and until their successors are duly elected and qualified. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy shall hold office for a term that shall coincide with the remaining term of the other directors of that class, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. Except as provided in Section 3.2 of this Article III, directors shall be elected by a plurality of the votes of the shares of capital stock of the Corporation present in person or represented by proxy and entitled to vote on the election of directors (“Voting Shares”) at any meeting of stockholders or in any action by written consent in lieu of such a meeting with respect to which (a) the Corporation receives a notice that a stockholder has nominated a person for election to the Board of Directors (including a notice that a stockholder seeks to include a nominee in the Corporation’s proxy materials pursuant to Rule 14a-11 under the Exchange Act) that was timely made in accordance with the applicable nomination periods provided in these Bylaws (or, in the case of a notice that a stockholder seeks to include a nominee in the Corporation’s proxy materials pursuant to Rule 14a-11 under the Exchange Act, the applicable notice periods provided in such rule), and (ii) such nomination or notice has not been withdrawn (and, in the case of a notice under Rule 14a-11, the Corporation has not determined that it will exclude such proposed nominee from its proxy materials) on or before the tenth (10th) day before the Corporation first mails its initial proxy statement in connection with such election of directors; provided, however, that the determination that directors shall be elected by a plurality of the votes cast shall be determinative only as to the timeliness of a notice of nomination or notice under Rule 14a-11 and not otherwise as to its validity. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee. Directors need not be stockholders.

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The Board of Directors shall present to the stockholders nominations of candidates for election to the Board of Directors (or recommend the election of such candidates as nominated by others) such that, and shall take such other corporate actions as may be reasonably required to provide that, to the best knowledge of the Board of Directors, if such candidates are elected by the stockholders, at least a majority of the members of the Board of Directors shall be Independent Directors (as hereinafter defined). The Board of Directors shall only elect any person to fill a vacancy on the Board of Directors if, to the best knowledge of the Board of Directors, after such person’s election at least a majority of the members of the Board of Directors shall be Independent Directors. The foregoing provisions of this paragraph shall not cause a director who, upon commencing his or her service as a member of the Board of Directors was determined by the Board of Directors to be an Independent Director but did not in fact qualify as such, or who by reason of any change in circumstances ceases to qualify as an Independent Director, from serving the remainder of the term as a director for which he or she was selected. Notwithstanding the foregoing provisions of this paragraph, no action of the Board of Directors shall be invalid by reason of the failure at any time of a majority of the members of the Board of Directors to be Independent Directors.

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Section 3.2  Vacancies. Unless otherwise required by law or the Certificate of Incorporation, and subject to the terms of any one or more classes or series of preferred stock of the Corporation, (i) any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and (ii) any other vacancy occurring on the Board of Directors, other than for a vacancy resulting from the removal of a director as provided in Section 3.6 which may be filled in the first instance by the stockholders, may be filled by a majority of the Board of Directors then in office, even if less than a quorum, by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

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Section 3.3  Duties and Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

Section 3.4  Meetings. The Board of Directors and any committee thereof may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors or any committee thereof may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors or such committee, respectively. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the Chief Executive Officer, or by any two directors. Special meetings of any committee of the Board of Directors may be called by the chairman of such committee, if there be one, the Chief Executive Officer or any director serving on such committee. Notice thereof stating the place, date and hour of the special meeting shall be given to each director (or, in the case of a committee, to each member of such committee) either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, telegram or electronic means on twenty-four (24) hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances. A notice of a special meeting of the Board of Directors need not specify the purpose of the meeting unless required by the Certificate of Incorporation or these Bylaws. Notice of any meeting of the Board shall not, however, be required to be given to any director who submits a signed waiver of notice, or waives notice of such meeting by electronic transmission, whether before or after the meeting, or if he or she shall be present at such meeting; and any meeting of the Board of Directors shall be a legal meeting without any notice thereof having been given if all the directors of the Corporation then in office shall be present thereat or shall have waived notice thereof.

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The Independent Directors shall meet periodically without any member of management present and, except as the Independent Directors may otherwise determine, without any other director present to consider the overall performance of management and the performance of the role of the Independent Directors in the governance of the Corporation; such meetings shall be held in connection with a regularly scheduled meeting of the Board of Directors except as the Independent Directors shall otherwise determine.

Section 3.5  Organization. At each meeting of the Board of Directors or any committee thereof, the Chairman of the Board of Directors or the chairman of such committee, as the case may be, or, in his or her absence or if there be none, a director chosen by a majority of the directors present, shall act as chairman. Except as provided below, the Secretary of the Corporation shall act as secretary at each meeting of the Board of Directors and of each committee thereof. In case the Secretary shall be absent from any meeting of the Board of Directors or of any committee thereof, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting. Notwithstanding the foregoing, the members of each committee of the Board of Directors may appoint any person to act as secretary of any meeting of such committee and the Secretary or any Assistant Secretary of the Corporation may, but need not if such committee so elects, serve in such capacity.

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Section 3.6  Resignations and Removals of Directors. Any director of the Corporation may resign from the Board of Directors or any committee thereof at any time, by giving notice in writing or electronic transmission to (i) the Chairman of the Board of Directors, if there be one, or to the Chief Executive Officer, if there is no Chairman of the Board, and (ii) the Secretary of the Corporation and, in the case of a committee, to the chairman of such committee, if there be one. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by applicable law and subject to the rights, if any, of the holders of shares of preferred stock of the Corporation then outstanding, any director or the entire Board of Directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least eighty (80%) of the voting power of the then issued and outstanding Voting Shares; provided, however, that for so long as the Fortress Stockholders, collectively, beneficially own at least thirty percent (30%) of the then issued and outstanding Voting Shares, any director or the entire Board of Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the then issued and outstanding Voting Shares. The vacancy or vacancies in the Board of Directors caused by any such removal shall be filled as provided in Section 3.2. Any director serving on a committee of the Board of Directors may be removed from such committee at any time by the Board of Directors.

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Section 3.7  Quorum. Except as otherwise required by law, the Certificate of Incorporation or the rules and regulations of any securities exchange on which the Corporation’s securities are listed and traded, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or a majority of the directors constituting such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors or committee members present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as applicable. If a quorum shall not be present at any meeting of the Board of Directors or any committee thereof, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

Section 3.8  Action at Meeting. At any meeting of the Board of Directors at which a quorum is present (or such smaller number as may make a determination pursuant to Section 145 of the DGCL or any successor provision), business shall be transacted in such order and manner as the Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present at such meeting at which there is a quorum, except as is required or provided by law, by the Certificate of Incorporation or by any other provision of these Bylaws.

Section 3.9  Actions of the Board by Written Consent. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Action taken under this Section 3.9 is effective when the last director signs or delivers the consent, unless the consent specifies a different effective date. A consent signed or delivered under this Section 3.9 has the effect of a meeting vote and may be described as such in any document.

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Section 3.10  Meetings by Means of Conference Telephone. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of a telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.10 shall constitute presence in person at such meeting.

Section 3.11  Rules and Regulations. The Board of Directors may adopt such rules and regulations for the conduct of its meetings and the management of the affairs of the Corporation as it may deem proper, not inconsistent with the laws of the State of Delaware, the Certificate of Incorporation or the other provisions of these Bylaws.

Section 3.12  Committees.

(a)  Delegation of Board Powers. The Board of Directors shall appoint from among its members an audit committee, a compensation committee and a nominating and corporate governance committee, each composed of at least two (2) directors, with such lawfully delegable powers and duties as it thereby confers. Each member of a committee must meet the requirements for membership, if any, imposed by applicable law and the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading. Unless otherwise provided by the Certificate of Incorporation, the Board of Directors may from time to time elect from its members one or more other committees of the Board and may delegate thereto such lawfully delegable powers and duties as it thereby confers. All members of any committee of the Board of Directors shall serve at the pleasure of the Board of Directors, and the Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its actions to the Board of Directors. The Board of Directors shall have the power to rescind any action of any such committee, but no such rescission shall have retroactive effect.

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(b)  Audit Committee. The audit committee (the “Audit Committee”) shall be composed of at least three (3) members of the Board of Directors. The Audit Committee shall assist the Board of Directors in overseeing the Corporation’s financial reporting and shall have such authority and responsibility as is provided in the Audit Committee’s charter (as hereinafter provided for) and, subject thereto, as is normally incident to the functioning of the audit committee of a publicly-traded company and shall perform the other functions provided to be performed by it by the Bylaws and such other functions as are from time to time assigned to it by the Board of Directors.

(c)  Compensation Committee. The compensation committee (the “Compensation Committee”) shall assist the Board of Directors in overseeing the compensation of the Corporation’s officers, the Corporation’s employee stock option or other equity-based compensation plans and programs and the Corporation’s management compensation policies and shall have such authority and responsibility as is provided in the committee’s charter (as hereinafter provided for) and, subject thereto and subject to other direction of the Board of Directors, as is normally incident to the functioning of the compensation committee of a publicly-traded company and shall perform the other functions provided to be performed by it by the Bylaws and such other functions as are from time to time assigned to it by the Board of Directors. No member of the Compensation Committee shall be eligible to participate in any compensation plan or program of the Corporation or any subsidiary of the Corporation that is administered or overseen by the Compensation Committee. Unless reviewed and, if necessary, approved by the Compensation Committee, the Corporation shall not cause or permit any Subsidiary of the Corporation to pay or grant any compensation to any officer or employee of the Corporation which, if paid or granted by the Corporation, would require review or approval of the Compensation Committee.

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(d)  Nominating and Corporate Governance Committee. The nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) (i) shall have authority and responsibility to recommend to the Board of Directors for approval the candidates to be recommended by the Board of Directors to the stockholders for election as directors of the Corporation or to be elected by the Board of Directors to fill a vacancy on the Board of Directors, who shall be such as to cause, if such candidates are elected, the composition of the Board of Directors to satisfy the requirements of the Certificate of Incorporation regarding director independence and the requirements of this section, (ii) shall advise the Board of Directors on its policies and procedures for carrying out its responsibilities and on the Corporation’s policies and procedures respecting shareholder participation in corporate governance and (iii) shall have such authority and responsibility as is provided in the Nominating and Corporate Governance Committee’s charter (as hereinafter provided for) and, subject thereto and subject to other direction of the Board of Directors, as is normally incident to the functioning of the nominating or governance committee of a publicly-traded company and (iv) shall perform the other functions provided to be performed by it by the Bylaws and such other functions as are from time to time assigned to it by the Board of Directors.

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(e)  Committee Charters. The Board of Directors, by majority of the entire Board of Directors, shall approve a charter describing the purposes, functions and responsibilities of each standing committee of the Board of Directors (each, a “Board-approved Charter”). Each standing committee of the Board of Directors shall prepare and recommend to the Board of Directors for its approval the committee’s charter and shall, at least annually, review and report to the Board of Directors on the adequacy thereof. In addition to and without limiting the provisions of paragraphs (a) through (d) of this section, each standing committee of the Board of Directors shall have the authority and responsibility provided by its Board-approved charter, subject to further action by the Board of Directors, and no further authorization of the Board of Directors shall be necessary for actions by a committee within the scope of its charter. Any other committee of the Board of Directors may likewise prepare and recommend to the Board of Directors a charter for the committee and shall have the authority and responsibility provided by its Board-approved charter.

(f)  Committee Advisors and Resources. Each standing committee of the Board of Directors shall have the authority to retain, at the Corporation’s expense, such legal and other counsel and advisors as it determines to be necessary or appropriate to carry out its responsibilities within the scope of its charter. Each other committee of the Board of Directors shall have like authority to the extent provided by its charter or otherwise authorized by the Board of Directors. The Corporation shall pay the compensation of the independent auditor of the Corporation for all audit services, as approved by the Audit Committee, without need for further authorization.

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(g)  Alternate Members. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. Subject to the rules and regulations of any securities exchange on which the securities of the Corporation are listed traded, in the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another qualified member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.

(h)  Committee Powers. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it, but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) required by the DGCL to be submitted to stockholders for approval; or (ii) adopt, amend or repeal the Bylaws of the Corporation. The Board of Directors shall have the power to rescind any action of any such committee, but no such rescission shall have retroactive effect.

(i)   Committee Procedures. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings. A majority of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Notwithstanding anything to the contrary contained in this Article III, the resolution of the Board of Directors establishing any committee of the Board of Directors and/or the charter of any such committee may establish requirements or procedures relating to the governance and/or operation of such committee that are different from, or in addition to, those set forth in these Bylaws and, to the extent that there is any inconsistency between these Bylaws and any such resolution or charter, the terms of such resolution or charter shall be controlling.

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(j)  Modification, Termination and Removal. The Board, subject to the requirements specifically set forth in this Section 3.12, may at any time change, increase or decrease the number of members of a committee or terminate the existence of a committee. A director’s membership on a committee shall terminate on the date of his or her death or resignation, but the Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may, subject to any requirements specifically set forth in this Section 3.12, fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee.

Section 3.13  Compensation. The Board of Directors may establish reasonable compensation (including reasonable pensions, disability or death benefits, and other benefits or payments) of directors for services to the Corporation as directors, or may delegate such authority to an appropriate committee, irrespective of any personal interest of any of its members. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors in addition to a stated salary for service as director, payable in cash or securities. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for service as committee members.

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Section 3.14  Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s vote is counted for such purpose if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

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Section 3.15  Chairman of the Board of Directors. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors (who must be a director but is not required to be an employee of the Corporation) shall be designated by the Board of Directors and, except where by law the signature of the President is required, the Chairman of the Board of Directors shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation that may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as may from time to time be assigned by these Bylaws or by the Board of Directors.

ARTICLE IV

OFFICERS

Section 4.1  General. The officers of the Corporation shall be chosen by the Board of Directors and shall include a Chief Executive Officer, a President, a Chief Financial Officer and a Secretary. The Board of Directors, in its discretion, also may choose a Treasurer and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be (i) stockholders of the Corporation or (ii) directors of the Corporation. Whenever an officer or officers is absent, or whenever for any reason the Board of Directors may deem it desirable, the Board may delegate the powers and duties of any officer or officers to any director or directors. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any other provision hereof.

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Section 4.2  Election. The Board of Directors shall elect the officers of the Corporation who shall hold their offices for such terms and exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors, except that the Chief Executive Officers may from time to time appoint one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers or other officers. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified, or until such officer’s earlier death, resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the Board of Directors, including by unanimous written consent. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

Section 4.3  Salaries of Elected Officers. The salaries of all officers of the Corporation shall be fixed from time to time by the Board of Directors. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he or she is also a director of the Corporation.

Section 4.4  Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, the President or any Vice President or any other officer authorized to do so by the Board of Directors and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

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Section 4.5  Chief Executive Officer. The Chief Executive Officer shall, subject to the control of the Board of Directors and if there be one, the Chairman of the Board, have general supervision of the affairs of the Corporation and general and active control of all its business. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the Chief Executive Officer shall preside at all meetings of the stockholders and, provided the Chief Executive Officer is also a director, the Board of Directors. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors and the stockholders are carried into effect. The Chief Executive Officer shall have general authority to execute bonds, deeds and contracts in the name of the Corporation and affix the corporate seal thereto; to sign stock certificates; to cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require, and to fix their compensation, subject to the provisions of these Bylaws; to remove or suspend any employee or agent who shall have been employed or appointed under the Chief Executive Officer’s authority or under authority of an officer subordinate to the Chief Executive Officer; to suspend for cause, pending final action by the authority which shall have elected or appointed the Chief Executive Officer, any officer subordinate to the Chief Executive Officer; and, in general, to exercise all the powers and authority usually appertaining to the chief executive officer of a corporation, except as otherwise provided in these Bylaws.

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Section 4.6  President. The President shall, subject to the control of the Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. If there be no Chairman of the Board of Directors, or if the Board of Directors shall otherwise designate, the President shall be the Chief Executive Officer of the Corporation. The President shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by these Bylaws or by the Board of Directors.

Section 4.7  Vice Presidents. At the request of the President or in the President’s absence or in the event of the President’s inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice President, or the Vice Presidents if there are more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

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Section 4.8  Secretary. Except as otherwise provided herein, the Secretary, or an Assistant Secretary under the direction of the Secretary, shall record all the proceedings of meetings of the Board of Directors and all meetings of the stockholders in a book or books to be kept for that purpose, and the Secretary, or an Assistant Secretary under the direction of the Secretary, shall also perform like duties for committees of the Board of Directors when required. The Secretary, or an Assistant Secretary under the direction of the Secretary, shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board of Directors or the President, under whose supervision the Secretary shall be. If the Secretary, or an Assistant Secretary under the direction of the Secretary, shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary, or an Assistant Secretary under the direction of the Secretary, shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest to the affixing by such officer’s signature. The Secretary, or an Assistant Secretary under the direction of the Secretary, shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

Section 4.9  Chief Financial Officer. The Chief Financial Officer shall, subject to the control of the Board of Directors, and if there be one, the Chairman of the Board, the Chief Executive Officer and President, keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as shall be designated by the Board of Directors or, in the absence of such designation in such depositories, as the Chief Financial Officer shall from time to time deem proper. The Chief Financial Officer shall be the treasurer of the Corporation, unless a Treasurer shall be appointed. The Chief Financial Officer, Treasurer or Assistant Chief Financial Officer, shall sign all stock certificates as treasurer of the Corporation. The Chief Financial Officer shall disburse the funds of the Corporation as shall be ordered by the Board of Directors, taking proper vouchers for such disbursements, shall promptly render to the Chief Executive Officer and to the Board of Directors such statements of his or her transactions and accounts as the Chief Executive Officer and Board of Directors respectively may from time to time require, and in general, shall exercise all the powers and authority usually appertaining to the chief financial officer of a corporation, except as otherwise provided in these Bylaws.

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Section 4.10  Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to appoint such other officers and to prescribe their respective duties and powers.

Section 4.11  Resignation. Any officer may resign by delivering his or her written resignation to the Corporation at its principal office, and such resignation shall be effective upon receipt unless it is specified to be effective at a later time. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor shall not take office until the effective date. An officer’s resignation shall not affect the Corporation’s contract rights, if any, with the officer.

Section 4.12  Removal. The Board of Directors may remove any officer with or without cause. Nothing herein shall limit the power of any officer to discharge any subordinate.

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ARTICLE V

STOCK

Section 5.1  Form of Certificates. Except as otherwise provided in a resolution approved by the Board of Directors, all shares of capital stock of the Corporation issued after [  ], 2014 shall be uncertificated shares.

Section 5.2  Signatures. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 5.3  Lost Certificates. The Board of Directors may direct a new certificate or uncertificated shares be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issuance of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity, or provide a written undertaking to indemnify, against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate or uncertificated shares.

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Section 5.4  Transfers. Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed or accompanied by a written assignment and power of attorney properly executed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which any of the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 5.5  Record Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Section 5.6  Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

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Section 5.7  Regulations. The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE VI

NOTICES

Section 6.1  Notices. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person’s address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under applicable law, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission if consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed to be revoked if (i) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices by the Corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by electronic transmission, as described above, shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the mailing or other means of giving any notice of any stockholders’ meeting, executed by the Secretary, an Assistant Secretary or any transfer agent of the Corporation giving the notice, shall be prima facie evidence of the giving of such notice or report. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Exchange Act, and Section 233 of the DGCL. Notice to directors or committee members may be given personally or by telegram, telex, cable or other means of electronic transmission.

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Section 6.2  Waivers of Notice. Whenever any notice is required by applicable law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to notice, or a waiver by electronic transmission by the person or persons entitled to notice, or a waiver by electronic transmission by the person or persons entitled to notice whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Annual or Special Meeting of Stockholders or any regular or special meeting of the directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Certificate of Incorporation or these Bylaws.

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ARTICLE VII

GENERAL PROVISIONS

Section 7.1  Dividends.

(a)  Dividends upon the capital stock of the Corporation, subject to the requirements of the DGCL and the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 3.9 of Article III hereof), and may be paid in cash, in property, or in shares of the Corporation’s capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

(b)  In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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Section 7.2  Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 7.3  Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors. If the Board makes no determination to the contrary, the fiscal year of the Corporation shall be the twelve months ending with June 30 in each year.

Section 7.4  Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal (the original of which shall be kept with the Secretary) may be kept and used by the Treasurer or by an Assistant Treasurer or Assistant Secretary (if there be such officers appointed).

Section 7.5  Records to be Kept.

(a)  The Corporation shall keep as permanent records minutes of all meetings of its stockholders and Board of Directors, a record of all actions taken by the stockholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the Corporation. The Corporation or its agent shall maintain a record of its stockholders, in a form that permits preparation of a list of the names and addresses of all stockholders, in alphabetical order by class or series of shares showing the number and class or series of shares held by each. The Corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

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(b)  The Corporation shall keep within the State of Delaware a copy of such records at its principal office or an office of its transfer agent or of its Secretary or Assistant Secretary or of its registered agent as may be required by law.

Section 7.6  Execution of Instruments. The Board of Directors may authorize, or provide for the authorization of, officers, employees or agents to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization must be in writing or by electronic transmission and may be general or limited to specific contracts or instruments.

Section 7.7  Certificate of Incorporation. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the Corporation, as amended and in effect from time to time, including any certificate of designations in effect from time to time with respect to Preferred Stock.

Section 7.8  Construction. The words “include” and “including” and similar terms shall be deemed to be followed by the words “without limitation.” Whenever used in these Bylaws, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. Any reference in these Bylaws to provision of any statute shall be deemed to include any successor provision. Unless the context otherwise requires, the term “person” shall be deemed to include any natural person or any corporation, organization or other entity.

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ARTICLE VIII

INDEMNIFICATION

Section 8.1  Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. Subject to Section 8.3 of this Article VIII, the Corporation shall indemnify and hold harmless to the fullest extent authorized by Delaware law any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving in such official capacity, against expenses (including attorneys’ fees), liability, loss, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

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Section 8.2  Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 8.3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving in such official capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses that the Court of Chancery or such other court shall deem proper.

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Section 8.3  Authorization of Indemnification. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 8.1 or Section 8.2 of this Article VIII, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Section 8.4  Good Faith Defined. For purposes of any determination under Section 8.3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The provisions of this Section 8.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 8.1 or Section 8.2 of this Article VIII, as the case may be.

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Section 8.5  Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 8.3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery of the State of Delaware or any other court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Section 8.1 or Section 8.2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 8.1 or Section 8.2 of this Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 8.3 of this Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 8.5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application; provided, however, that such >notice shall not be a requirement for an award of or a determination of entitlement to indemnification or advancement of expenses.

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Section 8.6  Expenses Payable in Advance. To the fullest extent authorized by Delaware law, expenses (including attorneys’ fees and other professionals’ fees and disbursements and court costs) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

Section 8.7  Non-exclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, these Bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of and advancement of expenses to the persons specified in Section 8.1 and Section 8.2 of this Article VIII shall be made to the fullest extent permitted by law, including as a result of any amendment of the DGCL expanding the right of corporations to indemnify and advance expenses. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 8.1 or Section 8.2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise. The Corporation’s obligation, if any, to indemnify, to hold harmless, or to provide advancement of expenses to any indemnitee who was or is serving at its request as a director, officer, employee, agent or manager of another corporation, partnership, limited liability company, joint venture, trust or other enterprise or nonprofit entity (including service with respect to an employee benefit plan) shall be reduced by any amount such indemnitee actually collects as indemnification, holding harmless, or advancement of expenses from such other corporation, partnership, limited liability company, joint venture, trust or other enterprise nonprofit entity.

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Section 8.8  Insurance. The Corporation may, but shall not be required, to purchase and maintain at its expense insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII or Delaware law. Nothing contained in this Article VIII shall prevent the Corporation from entering into with any person any agreement that provides independent indemnification, hold harmless or exoneration rights to such person or further regulates the terms on which indemnification, hold harmless or exoneration rights are to be provided to such person or provides independent assurance of the Corporation’s obligation to indemnify, hold harmless and/or exonerate such person, whether or not such indemnification, hold harmless or exoneration rights are on the same or different terms than provided for by this Article VIII or is in respect of such person acting in any other capacity, and nothing contained herein shall be exclusive of, or a limitation on, any right to indemnification, to be held harmless, to exoneration or to advancement of expenses to which any person is otherwise entitled. The Corporation may create a trust fund, grant a security interest or use other means (including a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification and the advancement of expenses as provided in this Article VIII.

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Section 8.9  Certain Definitions. For purposes of this Article VIII, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. The term “another enterprise” as used in this Article VIII shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. For purposes of this Article VIII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation that imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

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Section 8.10  Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.11  Contractual Rights. The rights conferred upon any person in this Article VIII shall be contract rights and such rights shall continue as to any person who has ceased to be a director, officer, employee, trustee or agent, and shall inure to the benefit of such person’s heirs, executors and administrators. A right to indemnification or to advancement of expenses arising under any provision of this Article VIII shall not be eliminated or impaired by an amendment, alteration or repeal of any provision of the Bylaws of this Corporation after the occurrence of the act or omission that is the subject of the proceeding for which indemnification or advancement of expenses is sought (even in the case of a proceeding based on such a state of facts that is commenced after such time).

Section 8.12  Limitation on Indemnification. Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 8.5 of this Article VIII), the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors.

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Section 8.13  Indemnification of Employees and Agents. Subject to applicable law, the Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to directors and officers of the Corporation.

Section 8.14  Severability. If this Article VIII or any portion hereof shall be invalidated or held to be unenforceable on any ground by any court of competent jurisdiction, the decision of which shall not have been reversed on appeal, this Article VIII shall be deemed to be modified to the minimum extent necessary to avoid a violation of law and, as so modified, this Article and the remaining provisions hereof shall remain valid and enforceable in accordance with their terms to the fullest extent permitted by law.

ARTICLE IX

AMENDMENTS

Section 9.1  Amendments.

(a)  Subject to Section 9.1(b) below, these Bylaws may be altered, amended or repealed, in whole or in part, either (i) without the approval of the Board of Directors, by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote thereon; provided, however, that at any time the Fortress Stockholders, collectively, beneficially own at least twenty percent (20)% of the then issued and outstanding of capital stock of the Corporation entitled to vote, any such alterations, amendments, repeals or adoptions may be approved by the affirmative vote of the holders of at least a majority of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote thereon or (ii) by the affirmative vote of a majority of the entire Board of Directors; provided, however, that notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such meeting (if there is one) of the stockholders or Board of Directors, as the case may be.

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(b)  Notwithstanding Section 9.1(a), or any other provision of these Bylaws (and in addition to any other vote that may be required by law), (i) any amendment, alteration or repeal, in whole or in part, of Section 2.3 (Special Meetings), Section 2.11 (Consent of Stockholders in Lieu of Meeting), Section 3.1 (Number and Election of Directors), Section 3.2 (Vacancies), Section 3.3 (Duties and Powers), Section 3.6 (Resignations and Removals of Directors), this Article IX and Article XI (Definitions) (collectively, the “Specified Bylaws”) (which, for the avoidance of doubt, would include the adoption of any provision as part of these Bylaws that is inconsistent with the purpose and intent of the Specified Bylaws) shall require the affirmative vote of the holders of at least eighty (80%) of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote thereon, in addition to any amendment to the Certificate of Incorporation that may be required, and (ii) the ability of the Board of Directors to amend, alter, repeal, or adopt any provision as part of these Bylaws inconsistent with the purpose and intent of the Specified Bylaws is hereby specifically denied; provided, however, that at any time that the Fortress Stockholders, collectively, beneficially own at least twenty (20%) of the voting power of the issued and outstanding shares of capital stock entitled to vote thereon, the Specified Bylaws may be amended, altered or repealed, in whole or in part, by the affirmative vote of a majority of the entire Board of Directors (and, for the avoidance of doubt, without approval of the stockholders).

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ARTICLE X

EMERGENCY BYLAWS

Section 10.1  Emergency Board of Directors. In case of an attack on the United States or on a locality in which the Corporation conducts its business or customarily holds meetings of the Board of Directors or its stockholders, or during any nuclear or atomic disaster, or during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a committee thereof cannot readily be convened for action in accordance with the provisions of the Bylaws, the business and affairs of the Corporation shall be managed by or under the direction of an Emergency Board of Directors (hereinafter called the “Emergency Board”) established in accordance with Section 10.2.

Section 10.2  Membership of Emergency Board of Directors. The Emergency Board shall consist of at least three of the following persons present or available at the Emergency Corporate Headquarters determined according to Section 10.5: (a) those persons who were directors at the time of the attack or other event mentioned in Section 10.1, and (b) any other persons appointed by such directors to the extent required to provide a quorum at any meeting of the Board of Directors. If there are no such directors present or available at the Emergency Corporate Headquarters, the Emergency Board shall consist of the three highest-ranking officers or employees of the Corporation present or available and any other persons appointed by them.

Section 10.3  Powers of the Emergency Board. The Emergency Board will have the same powers as those granted to the Board of Directors in these Bylaws, but will not be bound by any requirement of these Bylaws which a majority of the Emergency Board believes impracticable under the circumstances.

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Section 10.4  Stockholders’ Meeting. At such time as it is practicable to do so, the Emergency Board shall call a meeting of stockholders for the purpose of electing directors. Such meeting will be held at a time and place (or by means of remote communication) to be fixed by the Emergency Board and pursuant to such notice to stockholders as it is deemed practicable to give. The stockholders entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum.

Section 10.5  Emergency Corporate Headquarters. Emergency Corporate Headquarters shall be at such location as the Board of Directors or the Chief Executive Officer shall determine prior to the attack or other event, or if not so determined, at such place as the Emergency Board may determine.

Section 10.6  Limitation of Liability. No officer, director or employee acting in accordance with the provisions of this Article X shall be liable except for willful misconduct.

Section 10.7  Amendments; Repeal. At any meeting of the Emergency Board, the Emergency Board may modify, amend or add to the provisions of this Article X so as to make any provision that may be practical or necessary for the circumstances of the emergency. The provisions of this Article X shall be subject to repeal or change by further action of the Board of Directors or by action of the stockholders, but no such repeal or change shall modify the provisions of Section 10.6 with regard to action taken prior to the time of such repeal or change.

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ARTICLE XI

DEFINITIONS

Section 11.1  Defined terms. For purposes of these Bylaws, the following terms shall have the following meanings:

(a)  “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act; provided that no Person shall be deemed an Affiliate of any other Person solely by reason of any investment in the Corporation.

(b)  “Beneficially own” and “beneficial ownership” and similar terms used herein shall be determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of these Bylaws.

(c)  “Bylaws” shall have the meaning set forth in the Preamble.

(d)  “Certificate of Incorporation” shall have the meaning set forth in Section 2.3.

(e)  “Corporation” shall have the meaning set forth in the Preamble.

(f)  “DGCL” shall have the meaning set forth in Section 2.1.

(g)  “entire Board of Directors” means the total number of directors that the Corporation would have if there were no director vacancies.

(h)  “Exchange Act” shall have the meaning set forth in Section 2.18.

(i)   “Fortress Affiliate Stockholder” shall mean (A) any director of the Corporation who may be deemed an Affiliate of Fortress Investment Group LLC (“FIG”), (B) any director or officer of FIG or its Affiliates and (C) any investment funds (including any managed accounts) managed directly or indirectly by FIG or its Affiliates.

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(j)  “Fortress Stockholders” shall mean (i) the Initial Stockholders, (ii) each Fortress Affiliate Stockholder and each entity formed by a Fortress Affiliate Stockholder to directly or indirectly hold any interests in the Initial Stockholders or the Corporation and (iii) each Permitted Transferee (as defined in the Stockholders Agreement) who becomes a party to or bound by the provisions of the Stockholders Agreement in accordance with the terms thereof, or Permitted Transferee (as defined in the Stockholders Agreement) thereof who is entitled to enforce the provisions of the Stockholders Agreement in accordance with the terms thereof.

(k)  “Governmental Entity” shall mean any national, state, provincial, municipal, local or foreign government, any court, arbitral tribunal, administrative agency or commission or other governmental or regulatory authority, commission or agency or any non-governmental, self-regulatory authority, commission or agency.

(l)   “Initial Stockholders” means Intrawest Europe Holdings S.à r.l. and Intrawest S.à r.l., each a société à responsabilité limitée (private limited liability company) duly formed and validly existing under the laws of the Grand-Duchy of Luxembourg, and their respective Subsidiaries (other than Subsidiaries that constitute Intrawest Entities) and successors.

(m)  “Intrawest Entities” means the Corporation and its Subsidiaries, and “Intrawest Entity” includes any of the Intrawest Entities.

(n)  “Judgment” shall mean any order, writ, injunction, award, judgment, ruling or decree of any Governmental Entity.

(o)  “Law” shall mean any statute, law, code, ordinance, rule or regulation of any Governmental Entity.

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(p)  “Lien” shall mean any pledge, claim, equity, option, lien, charge, mortgage, easement, right-of-way, call right, right of first refusal, “tag”- or “drag”- along right, encumbrance, security interest or other similar restriction of any kind or nature whatsoever.

(q)  “Person” shall mean any individual, firm, corporation, partnership, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

(r)  “Restriction” with respect to any capital stock, partnership interest, membership interest in a limited liability company or other equity interest or security, shall mean any voting or other trust or agreement, option, warrant, preemptive right, right of first offer, right of first refusal, escrow arrangement, proxy, buy-sell agreement, power of attorney or other contract, any Law, license, permit or Judgment that, conditionally or unconditionally, (i) grants to any person the right to purchase or otherwise acquire, or obligates any person to sell or otherwise dispose of or issue, or otherwise results or, whether upon the occurrence of any event or with notice or lapse of time or both or otherwise, may result in any person acquiring, (A) any of such capital stock, partnership interest, membership interest in a limited liability company or other equity interest or security, (B) any of the proceeds of, or any distributions paid or that are or may become payable with respect to, any of such capital stock, partnership interest, membership interest in a limited liability company or other equity interest or security or (C) any interest in such capital stock, partnership interest, membership interest in a limited liability company or other equity interest or security or any such proceeds or distributions, (ii) restricts or, whether upon the occurrence of any event or with notice or lapse of time or both or otherwise, is reasonably likely to restrict the transfer or voting of, or the exercise of any rights or the enjoyment of any benefits arising by reason of ownership of, any such capital stock, partnership interest, membership interest in a limited liability company or other equity interest or security or any such proceeds or distributions or (iii) creates or, whether upon the occurrence of any event or with notice or lapse of time or both or otherwise, is reasonably likely to create a Lien or purported Lien affecting such capital stock, partnership interest, membership interest in a limited liability company or other equity interest or security, proceeds or distributions.

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(s)  “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(t)  “Stockholders Agreement” means the stockholders agreement, dated as of [  ], 2014, between the Corporation and the Initial Stockholders, as may be amended from time to time.

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(u)  “Subsidiary” with respect to any person means: (i) a corporation, a majority in voting power of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly owned by such person, by a Subsidiary of such person, or by such person and one or more Subsidiaries of such person, without regard to whether the voting of such capital stock is subject to a voting agreement or similar Restriction, (ii) a partnership or limited liability company in which such person or a Subsidiary of such person is, at the date of determination, (A) in the case of a partnership, a general partner of such partnership with the power affirmatively to direct the policies and management of such partnership or (B) in the case of a limited liability company, the managing member or, in the absence of a managing member, a member with the power affirmatively to direct the policies and management of such limited liability company or (iii) any other person (other than a corporation) in which such person, a Subsidiary of such person or such person and one or more Subsidiaries of such person, directly or indirectly, at the date of determination thereof, has (A) the power to elect or direct the election of a majority of the members of the governing body of such person (whether or not such power is subject to a voting agreement or similar restriction) or (B) in the absence of such a governing body, a majority ownership interest.

(v)  “Voting Shares” shall have the meaning set forth in Section 3.1.

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Adopted as of: [  ], 2014

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